UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 7, 2011

PSM Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-151807	90-0332127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1112 N. Main Street, Roswell, NM	88201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (575) 624-4170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01               Financial Statements and Exhibits

On June 9, 2011, we entered into an Agreement and Plan of Merger with Brookside Mortgage, LLC, an Oklahoma limited liability company (“Brookside”). At closing Brookside Mortgage merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective July 1, 2011. A report on Form 8-K disclosing the transaction was filed with the Commission on June 10, 2011.

On June 30, 2011, we entered into an Agreement and Plan of Merger with Founders Mortgage, LLC, a Missouri limited liability company (“Founders”). At closing Founders Mortgage merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective July 1, 2011. A report on Form 8-K disclosing the transaction was filed with the Commission on July 7, 2011. The following audited financial statements of Brookside  and Founders and pro-forma financial information required pursuant to this item for this transaction are included with this amended report:

(A)	Financial statements of businesses acquired

Brookside Mortgage, L.L.C.
Independent Auditor's Report - 2009
Balance Sheet at November 30, 2009
Statement of Income for the Year Ended November 30, 2009
Statement of Change in Members’ Equity for the Year Ended November 30, 2009
Statement of Cash Flows for the Year Ended November 30, 2009
Notes to Financial Statements
4 5 6 7 8 9 - 10

Independent Auditor's Report - 2010
Balance Sheet at November 30, 2010
Statement of Income and Members’ Capital for the Year Ended November 30, 2010
Statement of Cash Flows for the Year Ended November 30, 2010
Notes to Financial Statements
11 12 13 14 15 - 18

Balance Sheets at June 30, 2011 (Unaudited) and November 30, 2010
Statements of Income and Members’ Capital for the Seven Months Ended June 30, 2011 and 2010 (Unaudited)
Statements of Cash Flows for the Seven Months Ended June 30, 2011 and 2010 (Unaudited)
Notes to Financial Statements (Unaudited)
19 20 21 22 - 24

Founders Mortgage, L.L.C,
Independent Auditor's Report - 2009
Balance Sheet at November 30, 2009
Statement of Income for the Year Ended November 30, 2009
Statement of Members’ Equity for the Year Ended November 30, 2009
Statement of Cash Flows for the Year Ended November 30, 2009
Notes to Financial Statements
25 26 27 28 29 30 - 32

Independent Auditor's Report - 2010
Balance Sheet at December 31, 2010
Statement of Income for the Year Ended November 30, 2010
Statement of Partners' Capital for the Year Ended November 30, 2010
Statement of Cash Flows for the Year Ended December 31, 2010
Notes to Financial Statements for the Year Ended December 31, 2010

Balance Sheets at June 30, 2011 (Unaudited) and December 31, 2010
Statements of Income and Members’ Capital for the Six Months Ended June 30, 2011 and 2010 (Unaudited)
Statements of Cash Flows for the Six Months Ended June 30, 2011 and 2010 (Unaudited)
Notes to Financial Statements (Unaudited)
33 34 35 36 37 38 - 40 41 42 43 44 - 46

(B)	Pro-forma financial information (page 47)

Pro-forma financial information required by this item is included in this amended report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PSM Holdings, Inc.

Date: September 15, 2011	By:	/s/ Ron Hanna
Ron Hanna, President

(A)  Financial statements of business acquired.

Brookside Mortgage, LLC

PATRICIA M. BRANDON, CPA
Certified Public Accountant
1427 N. Main
Jay, OK 74346
Telephone (918) 253-2233 Fax (918) 253-2234

INDEPENDENT AUDITOR'S REPORT

To the Members
Brookside Mortgage, LLC

We have audited the accompanying balance sheets of Brookside Mortgage, LLC (the Company) as of November 30, 2009, and the related statement of income, changes in members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Brookside Mortgage, LLC management. Our responsibility is to express an opinion on these general purpose financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in *Government Auditing Standards*, issued by the Comptroller of the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the general purpose financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall general purpose financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Brookside Mortgage, LLC, as of November 30, 2009, and the results of its operations, changes in members' equity, and the cash flows for the years then ended in conformity with generally accepted accounting principles accepted in the United States of America.

In accordance with *Government Auditing Standards* and the *Consolidated Audit Guide for Audits of HUD Programs* issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 2, 2010 on our consideration of the Company's compliance and internal control. This report is an integral part of an audit performed in accordance with *Government Auditing Standards* and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Company. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Patricia M. Brandon CPA

Patricia M. Brandon, CPA PC
Jay, Oklahoma
February 2, 2010

Page 2

BROOKSIDE MORTGAGE, LLC
BALANCE SHEETS
AS OF NOVEMBER 30,

	2009
ASSETS	
Current assets:	
Cash and cash equivalents	$ 597,268
Accounts receivable	195,655
Notes receivable	-
Total current assets	792,923
Fixed Assets:	
Equipment	116,705
Accumulated depreciation	(54,439)
Fixed assets, net	62,266
Other assets:	
Deposits	14,894
Life Insurance Premium	-
Total other Assets	14,894
Total assets	$ 870,083
LIABILITIES AND MEMBERS' EQUITY	
Current Liabilities:	
Accounts payable	$ 4,187
Accrued liabilities	385,503
Current maturities of long-term debt	-
Total current liabilities	389,690
Long-term Liabilities:	
Long-term debt, lesss current maturities	-
Total long-term liabilities	-
Members' equity	480,393
Total liabilities and members' equity	$ 870,083

The accompanying notes are an integral part of the financial statements.

BROOKSIDE MORTGAGE, LLC
STATEMENT OF INCOME
YEAR ENDED NOVEMBER 30,

Page 3

	2009
Revenue:	
Loan fees	$ 4,480,811
Gain on sale of equipment	134
Interest income	709
Other income	8,392
Total revenue	$ 4,490,047
Expenses:	
Salaries and wages	2,218,855
Commissions	468,634
Management fees	-
Payroll tax expenses	173,262
Discounts and related costs	178,635
Occupancy	293,074
Office expenses	77,710
Professional fees	22,968
Depreciation	14,809
Advertising and promotions	1,759
Travel	12,252
Other expenes	164,860
Loss on sale of investments	-
Total expenses	3,626,819
Net Income	$ 863,227

The accompanying notes are an integral part of the financial statements.

Page 4

BROOKSIDE MORTGAGE, LLC
STATEMENT OF CHANGE IN MEMBERS' EQUITY
YEAR ENDED
NOVEMBER 30, 2009

Members' equity, November 30, 2008		126,192
Add:		
Net income	$ 863,227	
Member distributions	(509,026)	
Equity Adjustment Prior Year	-	354,201
Members' equity, November 30, 2009		$ 480,393

The accompanying notes are an integral part of the financial statements.

5

	2009
Cash flows from operating activities:	
Fee & Premium receipts	4,306,871
Interest receipts	709
Gain on sale of investment	134
Other income	8,392
	4,316,106
Salaries and payroll related costs	2,115,392
Commissions expense	468,634
Management fee expense	-
General and administrative expenses	783,354
Net cash provided by operating activities	3,367,380
Net cash provided by operating activities	948,726
Cash flows from investing activities	
Equipment sale (purchase) net	(25,171)
Notes receivable (advances) repayments	-
Net cash provided by investing activities	(25,171)
Cash flows from financing activities	
Debt incurred	-
Debt repayments	-
Captial distributions, net	(509,025)
Net cash provided by financing activities	(509,025)
Net increase (decrease) in cash and cash equivalents	414,530
Cash and cash equivalents, beginning of period	182,738
Cash and cash equivalents, end of period	597,268

The accompanying notes are an integral part of the financial statements.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POICIES

This summary of significant accounting policies of Brookside Mortgage, LLC (the company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of operations – The Company provides mortgage lending services for customers located primarily in and around Tulsa, Oklahoma. Company operations are sensitive to economic fluctuations in the real estate market. The company has been approved by the U.S. Department of Housing and Urban Development as a not supervised Title I and TitleII loan correspondent.

Legal form – the company was formed on February 3, 1999 as an Oklahoma limited liability company (LLC). LLC member's share Company profit and loss by agreed upon percentages.

Use of estimates – The process of preparing the financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets and liabilities. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Federal income taxes - The Company has elected to be treated as a partnership for federal income tax purposes. Consequently, federal income taxes are not payable by, or provided for, the Company. Members are taxed individually on their share of Company earnings. The company's net income or loss in allocated among the members in accordance with the operating agreement of the Company.

Fixed assets – Fixed assets are stated at cost. Depreciation is computed using the straight-line method with an estimated useful life of five to fifteen years. Depreciation expense totals approximately $14,809 year ended November 30, 2009.

Cash and cash equivalents – For the purposes of the cash flow statements, the Company considers deposits in financial institutions and all highly liquid financial instruments to be cash and cash equivalents.

NOTE B- CONCENTRATION OF CREDIT RISK

The company performs services primarily in and around Tulsa, Oklahoma, for customers involved in real estate transactions. Fluctuations in this area's real estate market or interest rates could significantly impact the Company's operations.

6

7

NOTE C - CASH FLOWS

	2009
Cash flows from operating activities:	
Net earnings (loss)	$ 863,227
Adjustments to reconcile cash provided by cash provided by operating activities:	
Depreciation	14,809
(Increase) decrease in accounts receivable	(173,940)
(Increase) decrease in deposits	-
(Increase) decrease in prepaid expenses	849
Increase (decrease) in accounts payable	(32,944)
Increase (decrease) in accrued liabilities	276,725
Net cash provided by operating activities	948,726
Cash flows from investing activities	
Equipment purchases net	(25,171)
Notes receivable (advances) repayments	-
Net cash provided by investing activities	(25,171)
Cash flows from financing activities	
Debt incurred	-
Rounding	1
Captial distributions, net	(509,026)
Net cash provided by financing activities	(509,025)
Net increase (decrease) in cash and cash equivalents	414,530
Cash and cash equivalents, beginning of period	182,738
Cash and cash equivalents, end of period	$ 597,268

See accompanying notes to the financial statements and accountant's compilation report.

MORSE & CO.
A Professional Limited Liability Company
Consultants & Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To The Members
Brookside Mortgage, L.L.C.
Tulsa, Oklahoma

We have audited the accompanying balance sheet of Brookside Mortgage, L.L.C. as of November 30, 2010, and the related statements of income and members' capital and cash flows for the year then ended. These financial statements are the responsibility of Brookside Mortgage, L.L.C.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In accordance with the terms of our engagement, we have not applied audit procedures necessary to satisfy ourselves about the classifications and amounts comprising the balance sheet at November 30, 2009. Significant aspects of the balance sheet at November 30, 2009, including classifications and amounts, materially affect the determination of the results of operations and cash flows for the year ended November 30, 2010.

Because of the significance of the matter discussed in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the results of operations and cash flows for the year ended November 30, 2010, or on the consistency of application of accounting principles with the preceding year.

In our opinion, the accompanying balance sheet referred to in the first paragraph presents fairly, in all material respects, the financial position of Brookside Mortgage, L.L.C. as of November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

Morse & Co.

August 18, 2011
Tulsa, Oklahoma

6950 South Utica Avenue | Tulsa, Oklahoma 74136 | Phone: (918) 749-1040 | Fax: (918) 749-1050
www.morseandco.com

BROOKSIDE MORTGAGE, L.L.C.
BALANCE SHEET
NOVEMBER 30, 2010

ASSETS

CURRENT ASSETS:

Cash	$232,245
Mortgage notes receivable	2,591,258
Loan fees receivable	161,894
Advances to employees	13,000
Total current assets	2,998,397

OFFICE FURNITURE AND EQUIPMENT:	127,336

Less accumulated depreciation	(49,986)
77,350
OTHER ASSETS:

Cash surrender value of life insurance	26,179
Certificate of deposit	25,423
Deposits	24,828
Investment in common stock	9,184
85,614

$3,161,361

LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES:

Line of credit	$2,554,808
Funds held for disbursement	36,450
Trade accounts payable	14,430
Accrued compensation	157,236
Credit card payable	8,321
Other accrued expenses	8,510
Total current liabilities	2,779,755

MEMBERS' CAPITAL	381,606

$3,161,361

See accompanying notes to the financial statements.

BROOKSIDE MORTGAGE, L.L.C.
STATEMENT OF INCOME AND MEMBERS' CAPITAL
YEAR ENDED NOVEMBER 31, 2010

REVENUES:

Loan fees	$4,555,822
Management fee	48,000
Increase in cash surrender value of life insurance	9,349
Interest	440

4,613,611

EXPENSES:

Personnel costs	3,228,224
Office rentals	220,055
Depreciation	19,798
Marketing	148,371
Appraisal fees	42,976
Credit reports	85,365
Insurance	37,415
Utilities	69,416
Other general and administrative	227,515
Loss on abandonment	8,443

4,087,578

NET INCOME	526,033

MEMBERS' CAPITAL, BEGINNING OF YEAR	324,645

MEMBERS' DISTRIBUTIONS	(470,307)

MEMBERS' CONTRIBUTIONS	1,235

MEMBERS' CAPITAL, END OF YEAR	$381,606

See accompanying notes to the financial statements.

BROOKSIDE MORTGAGE, L.L.C.
STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$526,033
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	19,798
Cash surrender value of life insurance	(9,349)
Loss on abandonment	8,443
Change in value of investments	(474)
Changes in assets and liabilities:
Increase in mortgage notes receivable	(2,591,258)
Decrease in loan fees receivable	20,886
Increase in advances to employees	(350)
Increase in deposits	(9,716)
Increase in trade accounts payable	12,777
Increase in funds held for disbursement	36,450
Decrease in accrued compensation	(384,015)
Increase in credit cards payable	6,969
Increase in other accrued expenses	7,110
Net cash used by operating activities	(2,356,696)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of furniture and equipment	(43,325)
Net cash used by investing activities	(43,325)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in line of credit	2,554,808
Members' distributions	(470,307)
Net cash provided by financing activities	2,084,501

NET DECREASE IN CASH AND CASH EQUIVALENTS	(315,520)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	547,765

CASH AND CASH EQUIVALENTS, END OF YEAR	$232,245

NON-MONETARY INVESTING AND FINANCING ACTIVITIES:
Members' contribution of cash surrender value of life insurance	$1,235

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Cash paid for interest	$-
Cash paid for taxes	$-

See accompanying notes to the financial statements.

BROOKSIDE MORTGAGE, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED NOVEMBER 31, 2010

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Basis of Accounting
Brookside Mortgage, L.L.C. ("Company") prepares its financial statements utilizing the accrual basis of accounting, with income recognized as earned and expenses as incurred.
Accounting Estimates
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial  statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
  For purposes of cash flow reporting, the Company considers all highly liquid and unrestricted demand deposit accounts with a maturity of less than ninety days to be cash and cash equivalents, which consists of bank checking and savings accounts.

Mortgage Notes Receivable
Mortgage notes receivable are stated at cost and consist of residential mortgages purchased at closing and sold within days. All outstanding items at November 30, 2010, were collected.
Loan Fees Receivable
  Loan fees receivable consist of the fees earned on mortgage loans originated by the Company but collected by the purchaser of the loan and remitted by it within a matter of days.  Thus, uncollectible loan fees are not likely to occur. Management believes all loan fees receivable as of November 30, 2010, were collected.

Investment in Common Stocks
  The Company's investment in common stock is classified as available-for-sale. Available-for-sale securities are recorded at fair value. The change in fair value during the period is excluded from earnings and recorded as a component of other comprehensive income. As of November 30, 2010, cost and fair value were approximately the same.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
Depreciation
  Office furniture and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of either five or ten years. Expenditures for maintenance and repairs are charged to earnings as incurred, while major replacements and improvements are capitalized and amortized over the periods benefited. The Company does utilize accelerated depreciation methods for income tax purposes, pursuant to  provisions of the Internal Revenue Code.

Accrued Compensation
  The Company compensates its branch managers based on the profitability of their respective offices.  However, the branch managers are considered employees for employment tax purposes.  The compensation is accrued monthly as earned and the timing of the actual payments are at the discretion of each branch manager.

Income Taxes
  The Company is a limited liability company and is not a tax paying entity for federal or state income tax purposes.  Thus, no income tax expense has been recorded in the financial statements.  All elements of income and deductions are included in the members' individual returns.

Advertising
Advertising costs are charged to expense as they are incurred.
NOTE B - NATURE OF OPERATIONS:
  The Company is engaged in the mortgage loan origination business. It was formed on February 3, 1999, under the laws of the State of Oklahoma. Customers consist of individuals located in the State of Oklahoma.

  The Company initially extends credit to customers by purchase of their mortgage notes, which are funded by a bank line of credit. The transaction is approved in advance according to an agreement the company has with a seperate mortgage company which purchases the mortgage notes from Brookside Mortgage, L.L.C. This mortgage company authorizes borrowing on the bank line of credit and advances funds to pay the borrowing on the line of credit. It also transmits the loan fees earned by Brookside Mortgage, L.L.C. at that time. Thus, the Company does extend credit for a short period of time to the mortgage note purchaser, and it does not obtain collateral.

NOTE B - NATURE OF OPERATIONS (CONTINUED):
  All loans originated by the Company are purchased by a mortgage company, in the manner described above. Failure of this buyer to purchase such loans would result in a disruption of operations for the Company.

NOTE C - RELATED PARTY TRANSACTIONS:
The Company receives an annual management fee of $48,000 from a company related by common ownership and management.
NOTE D - FUTURE OPERATING LEASE OBLIGATIONS:
Rental expense for various office facilities for the seven months ended June 30, 2011 and 2010 amounted to $107,791 and $132,339. Future lease obligations are as follows:

Year ending	Office	Office	Office
November 30,	Equipment	Facilities	Sublease	Total

2011	$1,760	$98,315	$(33,000)	$67,075
2012	2,640	-	-	2,640
2013	2,640	-	-	2,640
2014	2,640	-	-	2,640
2015	2,640	-	-	2,640
Thereafter	880	-	-	880
	$13,200	$98,315	$(33,000)	$78,515

  The office equipment lease commenced subsequent to November 30, 2010.

NOTE E - LINE OF CREDIT:
   A bank line of credit which matures December 30, 2011, is used to fund loans originated by the Company and purchased by its mortgage loan buyer. Borrowings on the credit facility may be authorized only by the purchaser of each loan, and are paid in full by the purchaser. Mortgage notes receivable of the same amount serve as collateral. Interest is based on the rate associated with the related mortgage notes receivable.

NOTE F - MERGER:
As of June 9, 2011 the Company entered into a merger agreement and become a wholly-owned subsidiary of United Community Mortgage Corporation.
NOTE G - MEMBERS' CAPITAL:
The audited financial statements of the Company for the year ended November 30, 2009, reflected Members' Capital of $480,393.
  However, the books and income tax returns of the Company reflect Members' Capital of $324,645, which Management feels is correct. The predecesor auditor has been made aware of the difference, but has declined reissuance of its report dated February 2, 2010.

NOTE H - SUBSEQUENT EVENTS:
  As of August 18, 2011, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

BROOKSIDE MORTGAGE, L.L.C.
BALANCE SHEETS

	June 30, 2011 (Unaudited)	November 30, 2010
ASSETS

CURRENT ASSETS:
Cash	$298,581	$232,245
Mortgage notes receivable	2,019,660	2,591,258
Loan fees receivable	108,197	161,894
Prepaid expenses and other current assets	38,812	13,000
Total current assets	2,465,250	2,998,397

OFFICE FURNITURE AND EQUIPMENT:	127,336	127,336
Less accumulated depreciation	(61,577)	(49,986)
	65,759	77,350
OTHER ASSETS:
Cash surrender value of life insurance	26,179	26,179
Certificate of deposit	-	25,423
Security deposits	3,443	24,828
Investment in common stock	-	9,184
	29,622	85,614

TOTAL ASSETS	$2,560,632	$3,161,361

LIABILITIES AND MEMBER'S CAPITAL

CURRENT LIABILITIES:
Line of credit	$2,019,660	$2,554,808
Trade accounts payable	6,061	14,430
Accrued expenses	95,728	210,517
	2,121,449	2,779,755

MEMBERS' CAPITAL	439,183	381,606

TOTAL LIABILITIES AND MEMBER'S CAPITAL	$2,560,632	$3,161,361

See accompanying notes to unaudited financial statements.

BROOKSIDE MORTGAGE, L.L.C.
STATEMENTS OF INCOME AND MEMBERS' CAPITAL
(UNAUDITED)

	Seven Months Ended June 30,
	2011	2010
REVENUES:
Loan fees	$2,162,383	$2,896,646
Management fee	-	48,000
Other	12,059	12
	2,174,442	2,944,659

EXPENSES:
Personnel costs	1,501,676	2,033,116
Office rentals	107,791	132,338
Depreciation	11,591	11,549
Marketing	91,644	81,959
Appraisal fees	7,480	23,351
Credit reports	32,663	48,741
Insurance	23,856	18,953
Utilities	10,803	10,035
Other general and administrative	108,011	175,399
Loss on abandonment
	1,895,516	2,535,441

NET INCOME	278,926	409,218

MEMBERS' CAPITAL, BEGINNING OF THE PERIOD	381,606	480,393

MEMBERS' DISTRIBUTIONS	(221,349)	(448,613)

MEMBERS' CONTRIBUTIONS	-	-

MEMBERS' CAPITAL, END OF THE PERIOD	$439,183	$440,998

See accompanying notes to unaudited financial statements.

BROOKSIDE MORTGAGE, L.L.C.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Seven months ended June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$278,926	$409,218
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	11,591	11,549
Cash surrender value of life insurance	-	(16,830)
Change in value of investments	9,184	-
Changes in assets and liabilities:
Decrease in mortgage notes receivable	571,598	-
Decrease in loan fees receivable	53,697	195,655
Increase in prepaid expenses and other current assets	(25,812)	(23,036)
Decrease in certificate of deposits	25,423	-
Decrease in security deposits	21,385	11,451
(Increase) decrease in accounts payable	(8,369)	8,340
Decrease in accrued liabilities	(114,789)	(378,283)
Net Cash Provided By Operating actvities	822,834	218,063

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of furniture and equipment	-	(53,426)
Net Cash Used in Investing Activities	-	(53,426)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments for line of credit	(535,148)	-
Members' distribution	(221,349)	(448,613)
Net Cash Provided by Financing Activities	(756,497)	(448,613)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	66,337	(283,975)

CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	232,245	597,268

CASH AND CASH EQUIVALENTS, END OF THE PERIOD	$298,582	$313,293

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

See accompanying notes to unaudited financial statements.

BROOKSIDE MORTGAGE, L.L.C.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2011
(UNAUDITED)

NOTE A - NATURE OF OPERATIONS:

Brookside Mortgage, LLC (the “Company” or “Brookside”) was formed as a limited liability company on February 3, 1999, under the laws of the State of Oklahoma. Customers consist of individuals located in the State of Oklahoma. The Company is engaged in the mortgage loan origination business.

The Company initially extends credit to customers by purchase of their mortgage notes, which are funded by a bank line of credit. The transaction is approved in advance according to an agreement the Company has with a separate mortgage company which purchases the mortgage notes from Brookside. This mortgage company authorizes borrowing on the bank line of credit and advances funds to pay the borrowing on the line of credit. It also transmits the loan fees earned by Brookside at that time. Thus, the Company does extend credit for a short period of time to the mortgage note purchaser, and it does not obtain collateral.

All loans originated by the Company are purchased by a mortgage company, in the manner described above. Failure of this buyer to purchase such loans would result in a disruption of operations for the Company.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Accounting
Brookside prepares its financial statements utilizing the accrual basis of accounting, with income recognized as earned and expenses as incurred.

Accounting Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of cash flow reporting, the Company considers all highly liquid and unrestricted demand deposit accounts with a maturity of less than ninety days to be cash and cash equivalents, which consists of bank checking and savings accounts.

Mortgage Notes Receivable
Mortgage notes receivable are stated at cost and consist of residential mortgages purchased at closing and sold within days. All outstanding items at June 30, 2011, were collected.

Loan Fees Receivable
Loan fees receivable consist of the fees earned on mortgage loans originated by the Company but collected by the purchaser of the loan and remitted by it within a matter of days. Thus, uncollectible loan fees are not likely to occur. All loan fees receivable as of June 30, 2011 are collectible in full.

Investment in Common Stocks
The Company's investment in common stock is classified as available-for-sale. Available-for-sale securities are recorded at fair value. The change in fair value during the period is excluded from earnings and recorded as a component of other comprehensive income. As of June 30, 2011, the Company did not have any investment in common stock.

Depreciation
Office furniture and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of either five or ten years. Expenditures for maintenance and repairs are charged to earnings as incurred, while major replacements and improvements are capitalized and amortized over the periods benefited. The Company does utilize accelerated depreciation methods for income tax purposes, pursuant to provisions of the Internal Revenue Code.

Accrued Compensation
The Company compensates its branch managers based on the profitability of their respective offices. However, the branch managers are considered employees for employment tax purposes. The compensation is accrued monthly as earned and the timing of the actual payments is at the discretion of each branch manager.

Income Taxes
The Company is a limited liability company and is not a tax paying entity for federal or state income tax purposes. Thus, no income tax expense has been recorded in the financial statements. All elements of income and deductions are included in the members' individual returns.

Advertising
Advertising costs are charged to expense as they are incurred.

NOTE C - RELATED PARTY TRANSACTIONS:

The Company did not receive any management fees during the seven months ended June 30, 2011. The Company received a management fee of $48,000 from a company related by common ownership and management during the seven months ended June 30, 2010.

NOTE D - FUTURE OPERATING LEASE OBLIGATIONS:

Rent expense for various office facilities for the seven months ended June 30, 2011 and 2010 amounted to $107,791 and $132,339. Future lease obligations are as follows:

Year ending	Office	Office	Office
November 30,	Equipment	Facilities	Sublease	Total

2011	$3,889	$80,770	$(12,000)	$72,659
2012	2,640	-	-	2,640
2013	2,640	-	-	2,640
2014	2,640	-	-	2,640
2015	2,640	-	-	2,640
Thereafter	880	-	-	880
	$15,329	$80,770	$(12,000)	$86,739

The office equipment lease commenced subsequent to November 30, 2010.

NOTE E - LINE OF CREDIT:

A bank line of credit which matures December 30, 2011, is used to fund loans originated by the Company and purchased by its mortgage loan buyer. Borrowings on the credit facility may be authorized only by the purchaser of each loan, and are paid in full by the purchaser. Mortgage notes receivable of the same amount serve as collateral. Interest is based on the rate associated with the related mortgage notes receivable.

NOTE F - MERGER:

On June 9, 2011, the Company entered into a merger agreement and become a wholly-owned subsidiary of United Community Mortgage Corporation.

NOTE G - MEMBERS' CAPITAL:

Member’s capital at June 30, 2011 and 2010 amounted to $439,183 and $440,998. Net distributions to members during the seven months ended June 30, 2011 and 2010 was $221,349 and $448,613. The audited financial statements of the Company for the years ended November 30, 2010 and 2009, reflected Members' Capital of $381,606 and $480,393, respectively.

NOTE H - SUBSEQUENT EVENTS:

On June 30, 2011, the Company executed the Stock Purchase Agreement and merged into United Community Mortgage Corp. effective July 1, 2011. As of September 12, 2011, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Founders Mortgage, LLC

CONNER ASH P.C.
Certified Public Accountants
and Business Consultants

12101 Woodcrest Executive Dr., Ste. 300
St. Louis, MO 63141-5047
Tel: 314-205-2510
Fax: 314-205-2505
www.connerash.com

An independent member of BKR International

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Members
Founders Mortgage, L.L.C.
St. Louis, Missouri

We have audited the accompanying balance sheet of Founders Mortgage, L.L.C. as of December 31, 2009, and the related statements of income, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in *Government Auditing Standards* issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Founders Mortgage, L.L.C. as of December 31, 2009, and the results of their operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with *Government Auditing Standards*, we have also issued a report dated April 19, 2010 on our consideration of Founders Mortgage, L.L.C. internal control over financial reporting. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and the results of that testing and not to provide an opinion on the internal control over financial reporting. In accordance with *Government Auditing Standards*, we have also issued an opinion dated April 19, 2010 on Founders Mortgage, L.L.C. compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters that could have a direct and material effect on a major HUD-assisted program. Those reports are an integral part of an audit performed in accordance with *Government Auditing Standards* and should be considered in assessing the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information (shown on pages 9-18), is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Founders Mortgage, L.L.C. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

St. Louis, Missouri
April 19, 2010

Conner Ash, PC

Experience Conner Ash
DISCOVER THE DIFFERENCE

FOUNDERS MORTGAGE, L.L.C.

BALANCE SHEET

December 31, 2009

ASSETS

CURRENT ASSETS	
Cash	$ 52,077
Other current assets	4,562
TOTAL CURRENT ASSETS	56,639
EQUIPMENT, net of accumulated depreciation	36,025
OTHER ASSETS	
Deposits	4,375
Organizational costs, net of accumulated amortization of $3,917	1,083
TOTAL OTHER ASSETS	5,458
	$ 98,122

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES	
Accounts payable and accrued expenses	$ 5,500
MEMBERS' EQUITY	92,622
	$ 98,122

See accompanying notes.

FOUNDERS MORTGAGE, L.L.C.

STATEMENT OF INCOME

Year Ended December 31, 2009

REVENUES, less refunds	$1,211,989
COST OF REVENUES	661,476
GROSS MARGIN	550,513
OPERATING EXPENSES	444,761
NET INCOME	$ 105,752

See accompanying notes.

FOUNDERS MORTGAGE, L.L.C.

STATEMENT OF MEMBERS' EQUITY

Year Ended December 31, 2009

	Pete Gubany	David Budzinski	Total
BALANCE, December 31, 2008	$ 91,797	$ (1,181)	$ 90,616
Net income	104,694	1,058	105,752
Distributions	(103,746)	-	(103,746)
BALANCE, December 31, 2009	**$ 92,745**	**$ (123)**	**$ 92,622**

See accompanying notes.

FOUNDERS MORTGAGE, L.L.C.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2009

OPERATING ACTIVITIES	
Net income	**$ 105,752**
Adjustments to reconcile net income to cash provided by operating activities:	
Depreciation and amortization	**23,286**
Effects of changes in:	
Accounts receivable	**20,299**
Other current assets	**99**
Accounts payable and accrued expenses	**(10,209)**
Net cash provided by operating activities	**139,227**
INVESTING ACTIVITIES	
Payments for equipment	**(2,062)**
Net cash used in investing activities	**(2,062)**
FINANCING ACTIVITIES	
Member distributions	**(103,746)**
Net cash used in financing activities	**(103,746)**
NET INCREASE IN CASH	**33,419**
BEGINNING CASH	**18,658**
ENDING CASH	**$ 52,077**

See accompanying notes.

FOUNDERS MORTGAGE, L.L.C.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1. HISTORY AND BUSINESS ACTIVITY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. These accounting policies have been consistently applied in the preparation of the financial statements.

Method of accounting

The Company uses the accrual method of accounting for financial statement purposes.

Cash

The Company maintains balances in Missouri financial institutions which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. The Company has experienced no losses on such accounts, and the Company believes that it is not exposed to any significant credit risk on cash and cash equivalents.

Equipment

Revenue recognition

Revenue from the origination of loans is recognized upon the closing of loans.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Income taxes

The entity is a partnership, and thus taxable income, losses, and credits are recognized by the individual members. Accordingly, no provision for federal or state taxes has been made in the accompanying financial statements. The Company adopted FASB ASC 740, Accounting for Income Taxes, on January 1, 2009. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. The Company files income tax returns in the U.S. Federal jurisdiction and certain state and local jurisdictions. Statutes of limitations generally range from three to five years for both U.S. Federal and state income tax returns.

Advertising costs

Advertising costs amounted to $135,874 and are expensed as incurred.

Estimates and assumptions

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

3. EQUIPMENT

Equipment consists of the following:

	Cost	Accumulated depreciation and amortization	Book Value
Furniture and fixtures	$ 20,415	$11,802	$ 8,613
Computer equipment	91,487	64,575	26,912
Software	1,250	750	500
	$113,152	$77,127	$36,025

Depreciation expense amounted to $22,286.

4. **COMMITMENTS**

The Company leases its office space under an operating lease. The lease expires July 31, 2011. Total rent expense amounted to $37,183 in 2009. The future minimum lease commitments under this lease are as follows: 2010 - $39,293; 2011 - $23,400.

5. **SUBSEQUENT EVENTS**

Management has evaluated subsequent events through April 19, 2010 the date on which the financial statements were available to be issued.

2

FOUNDERS MORTGAGE, L.L.C.

BALANCE SHEET

December 31, 2010

ASSETS

CURRENT ASSETS	
Cash	$ 66,300
Accounts receivable	2,000
Other current assets	11,953
TOTAL CURRENT ASSETS	80,253
EQUIPMENT, net of accumulated depreciation	24,555
OTHER ASSETS	
Deposits	4,375
Organizational costs, net of accumulated amortization of $4,917	83
TOTAL OTHER ASSETS	4,458
	$ 109,266

LIABILITIES AND MEMBERS' EQUITY

PARTNERS' CAPITAL	$ 109,266
	$ 109,266

See accompanying notes.

3

FOUNDERS MORTGAGE, L.L.C.

STATEMENT OF INCOME

Year Ended December 31, 2010

REVENUES, less refunds	$ 909,898
COST OF REVENUES	357,269
GROSS MARGIN	552,629
OPERATING EXPENSES	479,325
NET INCOME	$ 73,304

See accompanying notes.

4

FOUNDERS MORTGAGE, L.L.C.

STATEMENT OF PARTNERS' CAPITAL

Year Ended December 31, 2010

	Pete Gubany	David Budzinski	Total
BALANCE, December 31, 2009	$ 92,745	$ (123)	$ 92,622
Net income	72,571	733	73,304
Distributions	(56,660)	-	(56,660)
BALANCE, December 31, 2010	**$ 108,656**	**$ 610**	**$ 109,266**

See accompanying notes.

5

FOUNDERS MORTGAGE, L.L.C.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2010

OPERATING ACTIVITIES	
Net income	$ 73,304
Adjustments to reconcile net income to cash provided by operating activities:	
Depreciation and amortization	13,832
Effects of changes in:	
Accounts receivable	(2,000)
Other current assets	(7,391)
Accounts payable and accrued expenses	(5,500)
Net cash provided by operating activities	72,245
INVESTING ACTIVITIES	
Payments for equipment	(1,362)
Net cash used in investing activities	(1,362)
FINANCING ACTIVITIES	
Partner distributions	(56,660)
Net cash used in financing activities	(56,660)
NET INCREASE IN CASH	14,223
BEGINNING CASH	52,077
ENDING CASH	$ 66,300

See accompanying notes.

6

FOUNDERS MORTGAGE, L.L.C.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1. HISTORY AND BUSINESS ACTIVITY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. These accounting policies have been consistently applied in the preparation of the financial statements.

Method of accounting

The Company uses the accrual method of accounting for financial statement purposes.

Cash

The Company maintains balances in Missouri financial institutions which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. The Company has experienced no losses on such accounts, and the Company believes that it is not exposed to any significant credit risk on cash and cash equivalents.

Accounts receivable

Equipment

Revenue recognition

Revenue from the origination of loans is recognized upon the closing of loans.

7

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Advertising cost

Advertising costs amounted to $127,585 and are expensed as incurred.

Income taxes

The entity is a partnership, and thus taxable income, losses, and credits are recognized by the individual members. Accordingly, no provision for federal or state taxes has been made in the accompanying financial statements. The Company adopted FASB ASC 740, Accounting for Income Taxes, on January 1, 2009. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. The Company files income tax returns in the U.S. Federal jurisdiction and certain state and local jurisdictions. Statutes of limitations generally range from three to five years for both U.S. Federal and state income tax returns.

Estimates and assumptions

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

3. EQUIPMENT

Equipment consists of the following:

	Cost	Accumulated depreciation and amortization	Book Value
Furniture and fixtures	$ 21,473	$14,349	$ 7,124
Computer equipment	90,990	73,970	17,020
Software	800	640	160
Licenses	1,250	1,000	250
	$114,513	$ 89,959	$24,554

Depreciation expense amounted to $12,832.

8

4. COMMITMENTS

The Company leases its office space under an operating lease. The lease expires July 31, 2011. Total rent expense amounted to $30,500 in 2010. The future minimum lease commitment under this lease is $23,400 during 2011.

5. SUBSEQUENT EVENTS

Management has evaluated subsequent events through June 30, 2011 the date on which the financial statements were available to be issued.

FOUNDERS MORTGAGE, L.L.C.
BALANCE SHEETS

ASSETS	June 30, 2011 (Unaudited)	December 31, 2010
Current Assets
Cash and cash equivalents	$90,080	$66,300
Accounts receivable	-	2,000
Other current assets	12,044	11,953
Total Current Assets	102,123	80,253

Property and equipment, net
	38,470	24,555
Other Assets
Deposits	4,375	4,375
Organizational costs, net	-	83
Total Other Assets	4,375	4,458

TOTAL ASSETS	$144,968	$109,266

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
Accounts payable	-	-
Other current liabilities	-	-
Total Current Liabilities	-	-

Members' Capital	144,968	$109,266

	$144,968	$109,266

See accompanying notes to the unaudited financial statements.

FOUNDERS MORTGAGE, L.L.C.
STATEMENT OF INCOME AND MEMBERS' CAPITAL
(UNAUDITED)

	For the Six Months Ended June 30,
	2011	2010
Revenues, less refunds	$157,824	$176,323

Operating expenses	208,499	193,939

Net loss	(50,675)	(17,616)

Members' Capital - Beginning of the period	109,266	92,622

Members' Contributions	221,266	118,395

Members' Distribution	(134,890)	(128,308)

Members' Capital - End of the period	$144,968	$65,093

See accompanying notes to the unaudited financial statements.

FOUNDERS MORTGAGE, L.L.C.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For The Six Months Ended June 30,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(50,675)	$(17,616)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	6,999	5,518
Effects of changes in assets and liabilities:
Accounts receivable	2,000	-
Other current assets	(91)	(3,377)
Accounts payable and accrued expenses	-	2,000
Net cash used in operating activities	(41,767)	(13,475)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(20,831)	(5,822)
Net cash used in investing activities	(20,831)	(5,822)

CASH FLOWS FROM FINANCING ACTIVITIES:
Members' contributions	221,266	118,395
Members' distributions	(134,890)	(128,308)
Net cash provided by (used in) financing activities	86,377	(9,913)

NET INCREASE (DECREASE) IN CASH	23,780	(29,209)

CASH - BEGINNING OF THE PERIOD	66,300	52,077

CASH - END OF THE PERIOD	$90,080	$22,868

SUPPLEMENTAL CASH FLOWS DISCLOSURES:

Cash paid for interest	$-	$-

Cash paid for income taxes	$-	$-

See accompanying notes to the unaudited financial statements.

FOUNDERS MORTGAGE, L.L.C.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2011
(UNAUDITED)

NOTE 1 - HISTORY AND BUSINESS ACTIVITY

Founders Mortgage, L.L.C. (the “Company” or “Founders”) was formed in 2006 as a Missouri Limited Liability Company as a mortgage broker. The Company initially extends credit to customers by purchase of their mortgage notes, which are funded by a bank line of credit. The transaction is approved in advance according to an agreement the Company has with a separate mortgage company which purchases the mortgage notes from Founders. This mortgage company authorizes borrowing on the bank line of credit and advances funds to pay the borrowing on the line of credit. It also transmits the loan fees earned by Founders at that time. Thus, the Company does extend credit for a short period of time to the mortgage note purchaser, and it does not obtain collateral. All loans originated by the Company are purchased by a mortgage company, in the manner described above. Failure of the buyer to purchase such loans would result in a disruption of operations for the Company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
Founders prepares its financial statements utilizing the accrual basis of accounting, with income recognized as earned and expenses as incurred.

Accounting Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of cash flow reporting, the Company considers all highly liquid and unrestricted demand deposit accounts with a maturity of less than ninety days to be cash and cash equivalents, which consists of bank checking and savings accounts.

Accounts Receivable
Accounts receivable are stated at the amount management expects to collect from balances outstanding at the period end. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, it was concluded that realization losses on balances outstanding at the period end will be immaterial.

Property and Equipment
Equipment is stated at cost and is depreciated principally using straight-line methods over the estimated useful lives as follows:

Furniture and fixtures	5-7 years
Computer equipment	5 years
Software	3 years

Depreciation is provided over the estimated useful lives of either five or ten years. Expenditures for maintenance and repairs are charged to earnings as incurred, while major replacements and improvements are capitalized and amortized over the periods benefited. The Company does utilize accelerated depreciation methods for income tax purposes, pursuant to provisions of the Internal Revenue Code.

Revenue Recognition
Revenue from the origination of loans is recognized upon closing of loans.

Income Taxes
The Company is a limited liability company and is not a tax paying entity for federal or state income tax purposes. Accordingly, no provision for income tax expense has been recorded in the accompanying financial statements. The Company adopted FASB ASC 740, Accounting for Income Taxes, on January 1, 2009. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. The Company files income tax returns in the U.S. Federal jurisdiction and certain state and local jurisdictions. Statutes of limitations generally range from three to five years for both U.S. Federal and state income tax returns.  All elements of income and deductions are included in the members' individual returns.

Advertising
Advertising costs are charged to expense as they are incurred.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	June 30, 2011 (Unaudited)	December 31, 2010
Furniture and fixtures	$27,305	$21,474
Computer equipment	105,990	90,990
Software	800	800
Licenses	1,250	1,250
	135,345	114,514
Less: accumulated depreciation	(96,875)	(89,959)
	$38,470	$24,555

Depreciation expense for the six months ended June 30, 2011 and 2010 amounted to $6,999 and $5,518.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

The Company leases its office space under an operating lease. The lease expires on July 31, 2011. Total rent expense for the six months ended June 30, 2011 and 2010 amounted to $15,743 and $15,250. The future minimum lease commitment under this lease is $3,019 during 2011.

NOTE 5 - MERGER:

On June 30, 2011, the Company entered into a merger agreement to become a wholly-owned subsidiary of United Community Mortgage Corporation.

NOTE 6 – SUBSEQUENT EVENTS

On June 30, 2011, the Company executed the Stock Purchase Agreement and merged into United Community Mortgage Corporation. effective July 1, 2011. As of September 14, 2011, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

(B)  Pro-forma financial information

PSM Holdings, Inc. and Subsidiaries
Unaudited Pro-forma Financial Information

The following presents our unaudited pro-forma financial information. The pro-forma adjustments to the balance sheet give effect to the acquisitions of Brookside and Founders as if they occurred on June 30, 2011. The pro-forma statements of operations give effect to the business acquisitions of Brookside Mortgage, LLC (“Brookside”), an Oklahoma limited liability company, and Founder’s Mortgage, LLC (“Founders”), a Missouri limited liability company, as if the acquisitions had occurred at July 1, 2010. The pro-forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro-forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. The information set forth below should be read together with the significant notes and assumptions to the pro-forma statements, and the PSM Holdings, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2010 which is incorporated by reference in this Form 8-K/A, and the audited financial statements of Brookside for the years ended November 30, 2010 and 2009, including the notes thereto, and the unaudited financial statements of Brookside for the seven months ended June 30, 2011 including the notes thereto, and audited financial statements of Founders for the years ended December 31, 2010 and 2009, including the notes thereto, and the unaudited financial statements of Founders for the six months ended June 30, 2011 including the notes thereto, included in this Form 8-K/A.

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA BALANCE SHEETS
(UNAUDITED)
JUNE 30, 2011

	Historical
	Acquirer	Acquiree	Acquiree	Proforma Adjustments
	PSM Holdings	Founders	Brookside	Debit		Credit	Pro Forma
ASSETS
Current Assets:
Cash & cash equivalents	$21,470	$90,080	$298,527		A1	90,080	$105,550
				90,080	A2
					B1	298,527
				30,000	B2
					C1	36,000
Accounts receivable, net	40,768	-	8,326		B1	8,326	49,457
				8,689	B2
Prepaid expenses	192,000	-	-				192,000
Other assets	708	12,044	30,486		A1	12,044	44,118
				12,044	A2
					B1	30,486
				31,366	B2
Total current assets	254,946	102,123	337,339				391,125

Property and equipment, net	28,460	37,387	77,350		A1	37,387	127,727
				37,387	A2
					B1	77,350
				77,350	B2
					B3	15,470
Goodwill	1,135,300	-	-	435,127	B2		1,600,458
				30,031	A2
Loan receivable	88,898	-	-				88,898
Note Receivable	549,654	-					549,654
NWBO License, net	517,923	-	-				517,923
Cash surrender value - Life Insurance	-	-	26,179		B1	26,179	-
Orgarization costs, net	-	1,083	-		A1	1,083	1,083
				1,083	A2
Security deposits	8,375	4,375	3,443		A1	4,375	16,194
				4,375	A2
					B1	3,443
				3,443	B2
Total Assets	$2,583,556	$144,968	$444,312				$3,293,062

	Historical
	Acquirer	Acquiree	Acquiree	Proforma Adjustments
	PSM Holdings	Founders	Brookside	Debit		Credit	Pro Forma

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$134,797	$-	$6,061	6,060	B1		$134,798
Accrued liabilities	809,060	-	11,528	11,528	B1		835,035
					B2	25,975
Accrued stock payable	360,000	-	-				360,000
Total current liabilities	1,303,857	-	17,589				1,329,833

Long-term Liabilities:
Due to related party	120,000	-	-				120,000
Total long-term liabilities	120,000	-	-				120,000

Total Liabilities	1,423,857	-	17,589				1,449,833

Stockholders' Equity:
Common stock	18,614	259,690	(365,782)	259,690	A1		19,664
					A2	250
					B1	365,782
					B2	800
Preferred stock	-	-	-				-
Treasury stock	(22,747)	-	-				(22,747)
Additional paid in capital	11,281,710	-	-		A2	174,750	12,015,660
					B2	559,200
Accumulated deficit	(10,117,878)	(114,723)	792,506		A1	114,723	(10,169,348)
				792,506	B1
				15,470	B3
				36,000	C1
Total stockholders' equity	1,159,699	144,968	426,724				1,843,229

Total Liabilities and Stockholders' Equity	$2,583,556	$144,968	$444,312	$1,882,229		$1,882,229	$3,293,062

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2011
(UNAUDITED)

	Historical
	Acquirer	Acquiree	Acquiree	Pro Forma Adjustments
	PSM Holdings	Founders	Brookside	Debit		Credit	Pro Forma

Revenues	$3,860,438	$743,936	$3,614,686				$7,475,124

Operating expenses
Selling, general & administrative	6,211,532	732,455	3,225,010				9,436,542
Depreciation and amortization	68,084	-	19,798	7,477	A3		110,829
				15,470	B3
Total operating expenses	6,279,616	732,455	3,244,808				9,547,371

Loss from operations	(2,419,178)	11,481	369,878				(2,072,247)

Non-operating income (expense):
Interest expense	(6,896)	-	-				(6,896)
Interest and dividend	3,450	-	504				3,954
Realized gain (loss) on sale of assets	5,057	-	(8,443)				(3,386)
Other Income (Expense)	32,024	-	21,349				53,373
Total non-operating income (expense)	33,635	-	13,410				47,045

Loss from continuing operations before income tax	(2,385,543)	11,481	383,288				(2,025,202)

Provision for income tax	-	-	-				-

Net loss	(2,385,543)	11,481	383,288				(2,025,202)

Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	2,666	-	-				2,666

Comprehensive income (loss)	$(2,382,877)	$11,481	$383,288	$22,947		$-	$(2,022,536)

Net loss per common share and equivalents -
basic and diluted loss from operations							$(0.12)

Weighted average shares of share capital outstanding
- basic & diluted							16,239,824

Weighted average number of shares used to compute basic and diluted loss per share for the year ended June 30, 2011 is the same since the effect of dilutive securities is anti-dilutive.

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

PSM Holdings, Inc. and Subsidiaries
Significant Notes and Assumptions to Pro-Forma Financial Statements
(Unaudited)

On June 9, 2011, we entered into an Agreement and Plan of Merger with Brookside Mortgage, LLC, an Oklahoma limited liability company. At closing Brookside Mortgage merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective July 1, 2011. Greg Mahaney and Michael Thompson, the principals of Brookside Mortgage, agreed to receive a total of 800,000 shares of our common stock in exchange for all the outstanding membership interests of Brookside Mortgage. The common shares issued by us to Mr. Mahaney and Mr. Thompson have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On June 30, 2011, we entered into an Agreement and Plan of Merger with Founders Mortgage, LLC, a Missouri limited liability company. At closing Founders Mortgage merged into United Community Mortgage Corp., a wholly-owned subsidiary of PrimeSource Mortgage, Inc., which is our wholly-owned subsidiary. The merger transaction closed effective July 1, 2011. Mr. Peter Gubany, as the sole member of Founders, agreed to receive 250,000 shares of our common stock in the merger transaction. The common shares issued by us to Mr. Gubany have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The accompanying unaudited pro-forma financial information reflects the financial statements of PSM Holdings, Inc., and our wholly-owned subsidiaries PrimeSource Mortgage, Inc. and United Community Mortgage Corp. The pro-forma adjustments to the balance sheet give effect to the acquisitions of Brookside and Founders as if they occurred on June 30, 2011. The pro-forma adjustments to the statements of operations give effect to the acquisitions as they occurred on July 1, 2010.

Significant assumptions include:

The shares issued to the owners of Brookside Mortgage were calculated contractually valued at $560,000 based on issuance of 800,000 shares of our common stock valued at $0.70 per share which was based on the closing price per share on the date of closing the transaction. The shares issued to the owners of Founders Mortgage were calculated contractually valued at $175,000 based upon the issuance of 250,000 shares of our common stock valued at $0.70 per share which was based on the closing price per share on the date of closing of the transaction.

We incurred a non-recurring $36,000 of professional fees for legal and accounting related to the acquisition which is reflected as adjustments to accumulated deficit at June 30, 2011.

The purchase price was allocated first to record identifiable assets and liabilities at fair value and the remainder to goodwill, pending completion of independent valuation at which time the goodwill amount may change and will be allocated to licenses and permits and other intangible assets. The purchase price was allocated as follows:

Founders Mortgage:

Cash and cash equivalents	$90,080
Other current assets	12,044
Property and equipment	37,387
Security deposit	4,375
Other assets	1,083
Total assets acquired	144,969
Liabilities assumed	-
Net assets acquired	144,969
Goodwill	30,031
Total purchase price	$175,000

Brookside Mortgage:

Cash and cash equivalents	$30,000
Accounts receivable, net	8,689
Other current assets	31,366
Property and equipment	77,350
Security deposit	3,443
Total assets acquired	150,848
Liabilities	25,975
Net assets acquired	124,873
Goodwill	435,127
Total purchase price	$560,000

Depreciation of property and equipment has been given effect to the acquisitions as if they occurred on July 1, 2010.

The following reflect the pro-forma adjustments as at June 30, 2011:

PSM HOLDINGS, INC. AND SUBSIDIARIES
PRO-FORMA ADJUSTMENTS
JUNE 30, 2011
(UNAUDITED)

A. Founders Mortgage:		Debit	Credit
A1	Cash and cash equivalents		$90,080
	Other assets		12,044
	Property and equipment		37,387
	Organization cost		1,083
	Security deposits		4,375
	Common stock	259,690
	Accumulated deficit		114,723
	To remove the book value of assets and liabilities of the acquiree.

A2	Cash and cash equivalents	$90,080
	Other current assets	12,044
	Property and equipment	37,387
	Security deposits	4,375
	Other assets	1,083
	Goodwill	30,031
	Common stock		$250
	Additional paid in capital		174,750
	To record at fair market value of assets acquired and liabilities assumed pursuant to the Stock Purchase Agreement.

A3	Depreciation expense	$7,477
	Accumulated depreciation		$7,477
	To record annual depreciation of property and equipment acquired for year ended June 30, 2011.

B. Brookside Mortgage
B1	Cash and cash equivalents		298,527
	Accounts receivable		8,326
	Other assets		30,486
	Property & equipment		77,350
	Cash surrender value of life insurance		26,179
	Security deposits		3,443
	Accounts payable	6,060
	Accrued liabilities	11,528
	Commons stock		365,782
	Accumulated deficit	792,506
	To remove the book value of assets and liabilities of the acquiree.

B2	Cash and cash equivalents	30,000
	Accounts receivable	8,689
	Other assets	31,366
	Property & equipment	77,350
	Goodwill	435,127
	Security deposits	3,443
	Accrued liabilities		25,975
	Common stock		800
	Additional paid in capital		559,200
	To record at fair market value of assets acquired and liabilities assumed pursuant to the Stock Purchase Agreement.

B3	Depreciation expense	$15,470
	Accumulated depreciation		$15,470
	To record annual depreciation of property and equipment acquired for year ended June 30, 2011.

C. PSM Holdings, Inc.
C1	Accumulated deficit	$36,000
	Cash		$36,000
	To record non-recurring professional fees (acquirer expense) incurred in the acquisitions for the year ended June 30, 2011.

	Total	$1,889,707	$1,889,707

See Unaudited Significant Notes and Assumptions to Pro-forma Financial Statements.